UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2014

Sagent Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-35144

Delaware	98-0536317
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1901 N. Roselle Road, Suite 700, Schaumburg, Illinois 60195

(Address of principal executive offices, including zip code)

(847) 908-1600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Sagent Pharmaceuticals, Inc., (the “Company”) intends to use an investor presentation (the “Investor Presentation”) in connection with its presentation at the 32nd Annual JP Morgan Healthcare Conference on January 15, 2014. A copy of the Investor Presentation is furnished herewith as Exhibit 99.1, and has been posted to the Company’s website at http://investor.sagentpharma.com/events.cfm. A live audio webcast of the presentation will also be available on the Company’s website, and a replay of the webcast will be available until February 10, 2014.

This information, including Exhibit 99.1 furnished herewith, will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, and it will not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits

(d) The following exhibits are being furnished with this Current Report on Form 8-K.

Exhibit Number	Description

99.1	Sagent Pharmaceuticals, Inc. Investor Presentation, dated January 15, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAGENT PHARMACEUTICALS, INC.

Date: January 14, 2014		/S/ MICHAEL LOGERFO
	Name:	Michael Logerfo
	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary